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                                                                   EXHIBIT 10.16



                SENIOR SECURED NOTE SECURITY AND PLEDGE AGREEMENT


         THIS SENIOR SECURED NOTE SECURITY AND PLEDGE AGREEMENT (the "Agreement") is made and entered into as of March 26, 1999 by RBF Finance Co., a Delaware corporation (the "Issuer"), in favor of United States Trust Company of New York, a corporation duly organized and existing under the laws of the State of New York and validly existing as a banking organization under the banking laws of the State of New York, as trustee (in such capacity, the "Trustee") under the Indenture (as defined herein), for the holders of the Secured Notes (as hereinafter defined) and United States Trust Company of New York, a corporation duly organized and existing under the laws of the State of New York and validly existing as a banking organization under the banking laws of the State of New York, as collateral agent (in such capacity, the "Collateral Agent").

                              WITNESSETH:

         WHEREAS, the Issuer, as issuer, the Trustee, and R&B Falcon Corporation, as guarantor (the "Company"), have entered into an indenture dated as of March 26, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture") pursuant to which the Company is issuing $400,000,000 in aggregate principal amount of its 11% Senior Secured Notes due 2006 and $400,000,000 in aggregate principal amount of its 11 3/8% Senior Secured Notes due 2009 (collectively, the "Secured Notes"); and

         WHEREAS, the Issuer will enter into loan agreements with the Company (each an "Issuer Loan Agreement") and will use the proceeds of the Secured Notes to make loans (each an "Issuer Loan") pursuant to such Issuer Loan Agreements to the Company to finance all or a portion of certain costs of acquiring, constructing, altering, improving or repairing drilling rigs and drillships (individually, a "Mortgaged Rig") or improvements to be used in connection with the Mortgaged Rig, each such financing to be a separate loan secured by a Lien on the Mortgaged Rig or if such Mortgaged Rig is under construction but not yet flagged as of the date of this Agreement, on the construction contract and equipment purchased for such Mortgaged Rig; and

         WHEREAS, each Issuer Loan for a flagged Mortgaged Rig will be secured by a Lien on the Mortgaged Rig pursuant to a ship mortgage (a "Mortgage") and each Issuer Loan for an uncompleted Mortgaged Rig will be secured by Liens on the construction contract and the equipment purchased for such Mortgaged Rig pursuant to a security agreement (each an "Issuer Security Agreement"); and

         WHEREAS, the Company has requested that the Issuer make an Issuer Loan in the aggregate principal amount of up to $209,900,000 (the "Millennium Issuer Loan") to finance the acquisition and construction of the Deepwater Millennium drillship (the "Millennium Mortgaged Rig") pursuant to a Loan Agreement dated March 26, 1999 between the Company and the Issuer (the "Millennium Issuer Loan Agreement"); and


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         WHEREAS, as security for its obligations, among other things, under the
Millennium Issuer Loan and the Millennium Issuer Loan Agreement, the Company is required to enter into an Issuer Security Agreement of even date herewith granting a Lien on the construction contract therefor and the other collateral described therein, to grant a Mortgage on the Millennium Mortgaged Rig in favor of the Issuer as soon as the Millennium Mortgaged Rig is flagged and, prior to the grant of such Mortgage, among other things, to enter into an Issuer Loan Escrow Agreement and to deposit the Escrow Amount (as defined therein) in a special, segregated and irrevocable account in the name of and beneficially owned by the Company which is pledged to, and to be under the sole dominion and control of, the Issuer (the "Company Escrow Account") established pursuant to that certain Issuer Loan Escrow Agreement among the Company, the Issuer, United States Trust Company of New York as Escrow Agent and the Trustee (the "Issuer Escrow Agreement")

         WHEREAS, to secure its obligations under the Indenture and the Secured Notes and the Security Agreements (as defined in the Indenture) to which it is a party (together with the Company's obligations under the Indenture and the Guarantee contained, the "Obligations"), the Issuer has agreed (i) to grant to the Collateral Agent for the benefit of the Trustee and the equal and ratable benefit of the Holders of the Secured Notes, Liens and security interests in and to the Issuer Loans, the Issuer Loan Agreements, the related Mortgages and Issuer Security Agreements and the other Collateral (as defined herein) and (ii) to execute and deliver this Agreement in order to secure the payment and performance by the Issuer and the Company of the Obligations.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and in order to induce the Holders of the Secured Notes to purchase the Secured Notes the Issuer hereby agrees with the Collateral Agent and with the Trustee for its benefit and the equal and ratable benefit of the Holders of the Secured Notes as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Indenture. In addition to any other defined terms used herein, the following terms shall constitute defined terms for the purposes of this Agreement:

            "Default" means a "Default" as defined in Section 1.1 of the Indenture.

            "Event of Default" means an "Event of Default" as defined in Section
         6.1 of the Indenture.

            "Permitted Liens" means Liens allowed in the second paragraph of
         Section 4.10 of the Indenture and listed on Schedule B attached hereto.

         SECTION 2. CREATION OF SECURITY INTEREST. The Issuer hereby grants to the Collateral Agent for the benefit of the Trustee, and for the equal and ratable benefit of the Holders of the Secured Notes, Liens and a continuing security interest in and to the collateral described in Section 3 hereof (the "Collateral") in order to secure the payment and performance of all Obligations.



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         SECTION 3. COLLATERAL. The Collateral is:

             (a) Issuer Loans. All Loans made by the Issuer to the Company, whether made on the Issue Date or thereafter, pursuant to the provisions of the Issuer Loan Agreements listed on Schedule A attached hereto (as such may be amended, modified or supplemented from time to time), together with all agreements, documents, notes, collateral documents and instruments relating to such Issuer Loan Agreements and all contract rights, instruments, general intangibles and other obligations or other receivables of any kind relating to such Issuer Loan Agreements, including the Mortgages, the Issuer Security Agreements and Company Escrow Agreement and any related collateral documents which grant such Liens and all proceeds of such Issuer Loans, including, without limitation, all interest and principal and commission fee payments, and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Issuer Loans;

             (b) Issuer Escrow Account. The Issuer Escrow Account and all funds contained therein and all Investments made by the Escrow Agent (as defined in the Issuer Escrow Agreement) therewith (whether or not constituting Temporary Cash Equivalents) and all proceeds thereof; and

             (c) After-acquired Collateral and Proceeds. All items described in this Section 3, whether now owned or hereafter at any time acquired by the Issuer and wherever located, and all replacements, additions, accessions, substitutions, repairs, proceeds and products relating thereto or therefrom, and all documents, ledger sheets, files, books and records of the Issuer relating thereto. Proceeds hereunder include (i) whatever is now or hereafter received by the Issuer upon the sale, exchange, collection or other disposition of any item of Collateral; (ii) any property of the type or types described in subsections
(a) or (b) now or hereafter acquired by the Issuer with any proceeds of Collateral hereunder; and (iii) any payments under any insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

         SECTION 4. DELIVERY OF COLLATERAL. All Issuer Notes and all certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent, and shall be accompanied by any required transfer tax stamps. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, at any time in its discretion and without notice to the Company, but subject to its compliance with the requirements of applicable law, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, upon the occurrence and during the continuance of an Event of Default, but subject to its compliance with the requirements of applicable law, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Issuer Notes for certificates or instruments of smaller or larger denominations.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Issuer hereby represents and warrants to the Collateral Agent and Trustee that:



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             (a) Legal Power. The execution, delivery and performance by the
Issuer of this Agreement are within the Issuer's legal powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with (except for any filings provided for hereunder), any governmental authority, require no consent of any other Person and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws of the Issuer or of any agreement (after giving effect to the use of proceeds of the issuance of the Secured Notes), judgment, injunction, order, decree or other instrument binding upon the Issuer or result in the creation or imposition of any Lien on any asset of the Issuer (other than the Liens created by this Agreement, the Issuer Escrow Account Agreement and the other Security Agreements).

             (b) Title to Collateral. The Issuer is the legal, record and beneficial owner of the Issuer Loans existing on the Issue Date (the "Existing Collateral"). free and clear of any Lien or claims of any person except for the Liens listed on Schedule B attached hereto and the Liens created by this Agreement, the Issuer Escrow Account Agreement and any of the other Security Agreements.

             (c) Enforceability. This Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer , enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general principles of equity and commercial reasonableness.

             (d) Perfection; Priority. Upon the execution and delivery of the Issuer Escrow Account Agreement, which is being done contemporaneously with the execution and delivery of this Agreement, the delivery to the Collateral Agent of the Issuer Notes evidencing the Loans properly endorsed in blank and the filing of the UCC-1 financing statements and other documents relating to the Collateral and the documents listed on Schedule C attached hereto, to the extent such security interests are created under federal or applicable state laws, the security interests in the Collateral created pursuant to this Agreement and the Issuer Escrow Account Agreement are valid and perfected first priority security interests, securing the payment of the Obligations for the benefit of the Trustee and the Holders of the Secured Notes, and enforceable as such against all creditors of the Company and any Persons purporting to purchase any of the Collateral from the Issuer other than as permitted by the Indenture; as of the date hereof (and after giving effect to the use of proceeds of the issuance of the Secured Notes), there are no other security interests in or Liens on the Collateral or any portion thereof, and no financing statement, pledge, notice of Lien, assignment or collateral assignment, mortgage or deed of trust covering the Collateral or any portion thereof ("Lien Notice") exists or is on file in any public office, except with respect to Liens listed on Schedule B attached hereto, the Liens created by this Agreement and the other Security Agreements.

             (e) Offices. The Issuer's chief executive office is located at the address shown as the chief executive office in Schedule D attached hereto ("Chief Executive Office"), and the Issuer has no places of business other than those set forth in such Schedule F, except as permitted hereafter by Section 6(c) hereof.



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             (f) Business Names. The Issuer has not conducted its businesses under any corporate, partnership or fictitious name during the five (5) years preceding the date hereof.

             (g) No Consents. No consent of any other person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the granting of the Liens by the Issuer on the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Issuer (except for filings listed on Schedule D attached hereto, the filings and/or other actions necessary to maintain the perfection of the Liens on the Loans and perfect Liens on after-acquired Collateral or the proceeds of the Collateral) or
(ii) for the exercise by the Collateral Agent of the remedies in respect of the Collateral pursuant to this Agreement, except, in each case, as may be required in connection with any such disposition by laws affecting the offering and sale of the Issuer Loans constituting Collateral or the collateral securing such Issuer Loans.

             (h) Accurate Information. As of the date hereof, all information set forth herein relating to the Collateral is accurate and complete in all respects.

         SECTION 6. COVENANTS.

             (a) Lien Notices. The Issuer will defend its interest in the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, and the Issuer will not permit any Lien Notices with respect to the Collateral or any portion thereof to exist or be on file in any public office for more than 30 days after the Issuer shall have notice thereof, except with respect to Permitted Liens. The Issuer will advise the Collateral Agent and the Trustee promptly, in reasonable detail, at the addresses as specified in Section 17(a) of this Agreement, of any Lien (other than Permitted Liens) on, or claim asserted against, any of the Collateral.

             (b) Location of Collateral. The Issuer will keep all of its Collateral now held or subsequently acquired by it at the locations specified on Schedule F hereto, or at locations hereafter established in compliance with
Section 6(c) hereof (except for Collateral held by the Collateral Agent, the Trustee or the Escrow Agent), unless the Issuer shall have given the Collateral Agent and the Trustee prior written notice thereof and shall have in advance executed and caused to be filed and/or delivered to the Collateral Agent and the Trustee any financing statements or other documents required by the Collateral Agent or the Trustee in order to perfect, protect and preserve the Liens and security interest created hereby, all in form and substance satisfactory to the Collateral Agent and the Trustee.

             (c) Location of Offices; Corporation Name; Legal Structure. The Issuer will not change the location of its Chief Executive Office or establish any place of business other than those set forth on Schedule E attached hereto, or voluntarily or involuntarily change its name, identity or legal structure, including without limitation any continuance, amalgamation, merger, consolidation or sale of substantially all of its assets, unless the Issuer shall have given the Collateral Agent and the



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Trustee at least 30 days prior written notice thereof and shall have in advance executed and caused to be filed and or delivered to the Collateral Agent and the Trustee any financing statements or other Security Agreements required by the Collateral Agent and the Trustee in order to perfect, protect and preserve the Liens and security interest created hereby, all in form and substance satisfactory to the Collateral Agent and the Trustee.

             (d) Additional Collateral; Further Assurances. The Issuer agrees that immediately upon becoming the beneficial owner of any additional Issuer Loan Agreements and Issuer Notes constituting Collateral, additional Issuer Loans constituting Collateral, or Temporary Cash Equivalents constituting Collateral or other Collateral, it will pledge and deliver to the Collateral Agent for the benefit of the Trustee and the equal and ratable benefit of the Holders of the Secured Notes, the certificates, instruments and documents representing such Issuer Loan Agreements and Issuer Notes, Issuer Loans and Temporary Cash Equivalents. (as well as duly executed instruments of transfer or assignment in blank), and grant to the Collateral Agent for the benefit of the Trustee and the equal and ratable benefit of the Holders of the Secured Notes pursuant to appropriate and necessary Security Agreements, a continuing first priority security interest in and Liens on such Issuer Loan Agreements and Issuer Notes, Issuer Loans and Temporary Cash Equivalents and other Collateral, all in form and substance satisfactory to the Trustee. The Issuer shall also promptly (and in any event within five (5) Business Days after receipt thereof), subject to its compliance with the requirements of applicable law, deliver to the Collateral Agent any other documents of title, promissory notes, certificates or instruments representing Collateral which it holds. The Issuer further agrees that it will promptly (and in any event within 5 Business Days after such acquisition) deliver to the Collateral Agent and the Trustee an amendment, duly executed by the Issuer, in substantially the form of Schedule G hereto (an "Additional Collateral Amendment"), with respect to the additional Collateral that is to be pledged pursuant to this Agreement. The Issuer hereby authorizes the Collateral Agent and the Trustee to attach each Additional Collateral Amendment to this Agreement and agrees that any notes, instruments or other forms of Investment listed on any Additional Collateral Amendment delivered to the Collateral Agent or the Trustee shall for all purposes hereunder be considered Collateral. The Issuer will promptly (i) execute and deliver, cause to be executed and filed, or use its best efforts to give any notices, in all appropriate jurisdictions (including foreign jurisdictions) or procure any financing statements, assignments, pledges or other documents, (ii) mark any chattel paper constituting Collateral and deliver any certificates, chattel paper or instruments constituting Collateral to the Collateral Agent or the Trustee, (iii) execute and deliver or cause to be executed and delivered all assignments, instruments and other documents, and (iv) take any other actions, in each such case as necessary or, in the reasonable opinion of the Collateral Agent or the Trustee, desirable to perfect or continue the perfection and the priority of the Trustee's security interest and Liens in the Collateral, to protect the Collateral against the rights, claims, or interests of third Persons other than holders of Permitted Liens or to effect the purposes of this Agreement. The Issuer also hereby authorizes the Collateral Agent to file any financing or continuation statements with respect to the Collateral without the signature of the Issuer to the extent permitted by applicable law.

             (e) Disposition of Collateral. The Issuer will not sell, transfer, assign, pledge, collaterally assign, exchange or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral except as permitted by the Indenture. If the proceeds of any sale of any Collateral are notes, instruments, documents of title, standby letters of credit or chattel paper, such proceeds shall be promptly delivered to the Collateral Agent to be held as Collateral hereunder. If the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or



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otherwise disposed of in violation of these provisions, the security interest and Liens of the Collateral Agent shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and the Issuer will hold the proceeds thereof in an separate account for its benefit and the Holders of the Secured Notes and the benefit of the Trustee and the Holders of the Secured Notes and transfer such proceeds to the Collateral Agent or the Trustee in kind to be held as Collateral hereunder.

             (f) Restrictive Agreements. The Issuer agrees that, except for existing agreements set forth on Schedule H attached hereto, it will not (i) enter into any agreement or understanding that purports to or may restrict or inhibit the Collateral Agent's or the Trustee's rights or remedies hereunder, including, without limitation, the Collateral Agent's or the Trustee's right to sell or otherwise dispose of the Collateral or amend or modify in any manner materially adverse to the Trustee the Issuer Loan Agreements or (ii) fail to pay or discharge any tax, assessment or levy of any nature not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with regard to the Collateral.

             (g) Rights of Collateral Agent and Trustee. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent and the Trustee shall have the right at any time to make any payments and do any other acts as the Collateral Agent or the Trustee may deem necessary to protect the Liens and security interest of the Collateral Agent in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any Lien which, in the judgment of the Collateral Agent or the Trustee, appears to be prior to or superior to the Liens and security interest granted hereunder, and challenge any action or proceeding purporting to affect its Liens and security interest in the Collateral. The Issuer hereby agrees to reimburse the Collateral Agent and the Trustee for all payments made and expenses incurred under this Agreement including reasonable fees, expenses and disbursements of attorneys and paralegals acting for the Collateral Agent or the Trustee, including any of the foregoing payments under or acts taken to perfect or protect its Liens and security interest in the Collateral, which amounts shall be secured under this Agreement, and agrees that it shall be bound by any payment made or act taken by the Collateral Agent or the Trustee hereunder. Neither the Collateral Agent nor the Trustee shall have any obligation to make any of the foregoing payments or perform any of the foregoing acts.

             (h) Records. The Issuer will keep and maintain, or cause the Company to keep and maintain, at its own cost and expense satisfactory and complete records of the Collateral.

             (i) Access. On reasonable notice to the Issuer, except at any time during the continuation of a Default or an Event of Default, both the Collateral Agent and the Trustee shall at all times have full and free access during normal business hours to all the books. correspondence and records of the Issuer relating to the Collateral, and the Collateral Agent and its representatives and the Trustee and its representatives, may examine the same, take extracts therefrom and make photocopies thereof, and the Issuer agrees to render to each of the Collateral Agent and the Trustee, at the Issuer's cost and expense, such clerical and other assistance, at all times and in such manner as may be requested with regard thereto. On reasonable notice to the Issuer, except at any time during the continuation of a Default or an Event of Default, the Collateral Agent and its representatives and the Trustee and its representatives shall at all times also have the right to enter, during normal business hours, into and upon any premises where any



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of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

             (j) Taxes. The Issuer shall, and shall cause the Company to, pay all taxes, assessments and government charges and all claims as and to the extent required by Section 4.6 of the Indenture; provided that the Issuer shall in any event pay such taxes, assessments or levies not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with regard to any Collateral of the Issuer entered or filed against the Issuer as a result of the failure to make such payment.

             (k) Issuer Loans. The Issuer covenants with the Collateral Agent and the Trustee to properly endorse (using the form of endorsement attached as Exhibit I) and deliver the notes evidencing the Issuer Loans to the Collateral Agent contemporaneously with the execution of this Agreement. Furthermore, the Issuer covenants with the Collateral Agent and the Trustee to observe and perform all the obligations imposed upon it under the Issuer Loan Agreements and the documents securing such Issuer Loans and, except as permitted by this Agreement, such Mortgages or other security documents securing such Issuer Loans or the Indenture, not to do or permit to be done anything to impair the security thereof; not to execute any other assignment of its interest in the Issuer Loans except as may be otherwise agreed to in writing by the Collateral Agent and the Trustee and except as provided herein; except as permitted by the Indenture, not to alter, modify or change the terms of the Issuer Loans and the documents evidencing and securing such Issuer Loans without the prior written consent of the Trustee, or, except as permitted by the Indenture or the security documents creating such security (the conditions for release of Liens of the Security Agreements (as defined in the Indenture) being likewise applicable to such security documents), cancel or terminate any of the Loans or any of the security for such Issuer Loans or accept a surrender thereof so as to effect directly or indirectly, proximately or remotely, a cancellation or termination or diminution of the obligations of the parties thereunder; and to execute and deliver, at the request of Collateral Agent or the Trustee, all such further assurances, acknowledgments, and certificates for the purposes hereof as Collateral Agent or the Trustee shall from time to time reasonably require.

         SECTION 7. VOTING RIGHTS; ISSUER LOAN PAYMENTS; ETC.

             (a) So long as no Event of Default shall have occurred and be continuing, the Issuer shall be entitled to exercise any and all voting and other consensual rights pertaining to the Issuer Loans and Issuer Loan Agreements constituting Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Indenture or any other Security Agreement; provided that the Issuer shall not exercise or shall refrain from exercising any such right if such action would be inconsistent with or violate any provisions of this Agreement, the Indenture or any other Security Agreements.

             (b) All payments made from time to time on, or with respect to Temporary Cash Equivalents constituting Collateral and Issuer Loans made by the Issuer from the proceeds of the Secured Notes and any other Loans or advances made by the Issuer to the Company and constituting Collateral, whether interest, principal, dividends, distributions or otherwise, shall be delivered to the Trustee for deposit in the Issuer Escrow Account.



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             (c) Upon the occurrence and during the continuance of an Event of
Default, (i) all rights of the Issuer to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to
Section 7(a) shall cease, and all such rights shall thereupon become vested in the Collateral Agent on behalf of, or if necessary, directly in, the Trustee which shall thereupon have the sole right to exercise such voting and other consensual rights.

             (d) Upon the occurrence and during the continuance of an Event of Default, the Issuer shall execute and deliver (or cause to be executed and delivered) to the Collateral Agent or the Trustee all such proxies, powers or attorney and other instruments as the Collateral Agent or the Trustee may reasonably request for the purpose of enabling the Collateral Agent or the Trustee to exercise or cause the exercise of the voting and other rights that it is entitled to exercise pursuant to Section 7(c) above.

             (e) All interest and principal payments, all distributions and all other payments that are received by the Issuer contrary to the provisions of this Section 7 shall be received in trust for the Collateral Agent for the benefit of the Trustee and the equal and ratable benefit of the Holders of the Secured Notes, shall be segregated from the other property or funds of the Issuer and be forthwith delivered to the Collateral Agent or the Trustee as Collateral in the same form as so received (with any necessary endorsements or other instruments of transfer or assignment in blank), and all such payments shall be deposited in the Issuer Escrow Account.

             (f) So long as no Event of Default shall have occurred and be continuing, neither the Collateral Agent nor the Trustee shall be under any obligation to collect, attempt to collect, protect or enforce the Collateral, which the Issuer agrees and undertakes to do at the Issuer's expense; provided that the Collateral Agent and the Trustee shall cooperate with the Issuer and take all such action as the Issuer may reasonably request to permit the Issuer to collect, protect or enforce the Collateral. All reasonable expenses (including, without limitation, attorneys' fees and legal expenses) actually incurred or paid by the Collateral Agent or the Trustee in connection with or incident to any such collection or attempt to collect, protect or enforce the Collateral shall be borne by the Issuer or reimbursed by the Issuer to the Collateral Agent and the Trustee upon demand.

         SECTION 8. POWER OF ATTORNEY. In addition to all of the powers granted to the Trustee pursuant to Article VI of the Indenture, the Issuer hereby appoints and constitutes the Collateral Agent and the Trustee, whether acting separately or jointly, as the Issuer's attorneys-in-fact to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default: (i) collection of proceeds of any Collateral; (ii) conveyance of any item of Collateral to any purchaser thereof;
(iii) giving of any notices or recording of the security interest and the Liens under Section 6(d) hereof; (iv) making of any payments or taking any acts under
Section 9 hereof and (v) paying or discharging taxes or Liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Collateral Agent to become the Obligations of the Issuer to the Collateral Agent, due and payable immediately upon demand. The Collateral Agent's authority hereunder shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Collateral in the name of the Issuer, to execute and give



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receipt for any certificate of ownership or any document constituting
Collateral, to transfer title to any item of Collateral, to sign the Issuer's name on all financing statements (to the extent permitted by applicable law) or any other Security Agreements or other documents deemed necessary or appropriate by the Collateral Agent to preserve, protect or perfect the Liens in the Collateral and to file the same, to prepare, file and sign the Issuer's name on any notice of Lien, and to prepare, file and sign the Issuer's name on a proof of claim in bankruptcy or similar document against any person obligated upon any Collateral to, the Issuer, and to take any other actions arising from or incident to the powers granted to the Collateral Agent in this Agreement. This power of attorney is coupled with an interest in the Trustee and the Collateral Agent as agent on behalf of the Trustee and is irrevocable by the Issuer.

         SECTION 9. COLLATERAL AGENT OR TRUSTEE MAY PERFORM. If the Issuer fails to perform any covenant or agreement contained herein, the Collateral Agent or the Trustee may, but shall not be obligated to, itself perform, or cause performance of, such covenant or agreement, and the reasonable expenses of the Collateral Agent or the Trustee incurred in connection therewith shall be payable by the Issuer under Section 17(p) hereof.

         SECTION 10. NO ASSUMPTION OF DUTIES; REASONABLE CARE. The rights and powers granted to the Collateral Agent or the Trustee hereunder are being granted in order to preserve and protect the Collateral Agent's Liens and security interest in and to the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Collateral Agent or the Trustee in connection therewith. Each of the Collateral Agent and the Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent or the Trustee accords similar property in similar situations, it being understood that neither the Collateral Agent nor the Trustee shall have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent or the Trustee has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) inquiring into or verifying that the Company has complied or will comply with its duty to furnish additional items of Collateral to the Collateral Agent or the Trustee pursuant to Section 6(d) hereof. Absent knowledge to the contrary, the Collateral Agent and the Trustee may assume that the items of Collateral actually delivered to it are all items required to be so delivered and may assume that no other such items need be so delivered.

         SECTION 11. SUBSEQUENT CHANGES AFFECTING COLLATERAL. The Issuer represents to the Collateral Agent and the Trustee and the Holders of the Secured Notes that the Issuer has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, payments of principal, premiums and/or interest, reorganization, restructuring or other exchanges, tender offers and voting rights), and the Issuer agrees that the Collateral Agent and the Trustee and the Holders of the Secured Notes shall have no responsibility or liability for informing the Issuer of any such changes or partial changes or for taking any action or omitting to take any action with respect thereof. Except as not prohibited by the Indenture, the Issuer covenants that it will not, without the prior written consent of the Trustee, vote to enable, or take any other action to permit, anyone to sell or otherwise dispose of, or grant any option with respect to, any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral, except for Permitted Liens and the Liens granted under this Agreement and the other Security Agreements. The Issuer will defend the right, title and interest of the Collateral Agent and the Trustee and the Holders of the Secured Notes in and to the Collateral against the claims and demands of all persons.

         SECTION 12. REMEDIES UPON AN EVENT OF DEFAULT.

             (a) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, subject to the provisions of the Indenture, this Agreement, and the Collateral Agent's and the Trustee's compliance with any requirements of law (including, without limitation, the applicable Uniform Commercial Code or laws of foreign jurisdictions) applicable to the action to be taken, without notice to or demand upon the Issuer except as required by the Indenture, the Issuer Escrow Agreement, this Agreement or applicable law, do any one or more of the following:

                   (i) exercise any or all of the rights and remedies provided for by the applicable Uniform Commercial Code or laws of foreign jurisdictions specifically including, without limitation, the right to recover the reasonable fees and expenses incurred by the Collateral Agent or the Trustee in the enforcement of this Agreement or in connection with the Company's redemption of the Collateral, including reasonable fees, expenses and disbursements of attorneys, paralegals and agents;

                   (ii) at its option, transfer or register, and the Issuer shall register or cause to be registered upon request therefor by the Collateral Agent or the Trustee, the Collateral or any part thereof on the books of the Company or the Persons in whom any Investments constituting Collateral are made, into the name of the Trustee's nominee(s);

                   (iii) personally, or by agents or attorneys, immediately retake possession of the Collateral. or any part thereof, from the Issuer or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Issuer's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Issuer;

                   (iv) sell, assign or otherwise liquidate, or direct the Issuer to sell, assign or otherwise liquidated, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

                   (v) require the Issuer to assemble the Collateral or any part thereof and make it available at one or more places as the Collateral Agent or the Trustee may designate and to deliver possession of the Collateral or any part thereof to the Collateral Agent or the Trustee;

                   (vi) use, in connection with any assembly, use or disposition of the Collateral, any intellectual property, intangibles or other technical knowledge or process used or utilized from time to time by the Company;

                   (vii) sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit; and the purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever;

                   (viii) enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent the Collateral Agent from pursuing any other or further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release the Issuer until full and final payment of any deficiency has been made in cash;

                   (ix) in connection with any public or private sale under the applicable Uniform Commercial Code or other applicable legislation, the Collateral Agent shall give the Issuer at least ten (10) Business Days' prior written notice of the time and place of any public sale of its Collateral or of the time after which any private sale or other intended disposition thereof may be made, which shall be deemed to be reasonable notice of such sale or other disposition. Such notice may be given to the Issuer in accordance with the provisions of Section 17(a) hereof;

                   (x) proceed by an action or actions at law or in equity to recover the Obligations or to foreclose this Agreement and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction;

                   (xi) exercise any other rights and remedies provided by applicable law and the other Security Agreements; and

                   (xii) if the Collateral Agent recovers possession of all or any part of the Collateral pursuant to a writ of possession or other judicial process, whether prejudgment or otherwise, the Collateral Agent may thereafter retain, sell or otherwise dispose of such Collateral in accordance with this Agreement or the applicable Uniform Commercial Code or other applicable legislation, and following such retention, sale or other disposition, the Collateral Agent may voluntarily dismiss without prejudice the judicial action in which such writ of possession or other judicial process was issued. The Issuer hereby consents to the voluntary dismissal by the Collateral Agent of such judicial action, and the Company further consents to the exoneration of any bond that the Collateral Agent files in such action.

            (b) In view of the fact that federal, state and foreign securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after an Event of Default, the Issuer agrees that upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may cause, from time to time, the sale of all or any part of the Collateral by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Collateral Agent may solicit, or may cause an investment manager to solicit, offers to buy the Collateral, or any part of it, for cash, from a limited number of investors who might be interested in purchasing the Collateral. The Issuer acknowledges and agrees that any such private sale may result in prices and terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the Issuer to cause an issuer or obligor to register such securities for public sale under the Securities Act, or under applicable state or foreign securities laws, even if the Issuer could cause the such issuer or obligor, as the case may be, to do so.

            (c) The Issuer further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 12 valid and binding and in compliance with any and all other applicable requirements of applicable law. The Issuer further agrees that a breach of any of the covenants contained in this Section 12 will cause irreparable injury to the Trustee and the Holders of the Secured Notes, that the Trustee and the Holders of the Secured Notes have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 12 shall be specifically enforceable against the Issuer, and the Issuer hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

            (d) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied by the Collateral Agent:

             First, to the payment of the costs and expenses of such sale, including, without limitation, reasonable expenses of the Collateral Agent and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith or pursuant to Section 17(p) hereof;

             Next, to the Trustee, for the payment in full of all amounts due under Section 7.7 of the Indenture;

             Next, to the Trustee, for distribution to the Holders of the Secured Notes for the payment in full of the remaining Obligations; and

             Finally, after payment in full of all of the Obligations, to the payment to the Issuer, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

            (e) If any sale or other disposition of Collateral by the Collateral Agent or any other action of the Collateral Agent or the Trustee hereunder results in reduction of the Obligations, such action will not release the Issuer from its liability for any unpaid Obligations, including costs, charges and expenses incurred in the liquidation of Collateral, together with interest thereon, and the same shall be immediately due and payable to the Collateral Agent, the Trustee and the Holders of the Secured Notes as provided for in the Indenture.

            (f) The Collateral Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law the Issuer expressly waives any and all legal rights which might otherwise require the Collateral Agent to enforce its right by judicial process.

            (g) The existence and/or exercise of any or all of the rights and remedies given to the Collateral Agent or the Trustee under this Section 12 shall be subject in all cases to compliance with any mandatory requirements of applicable law, particularly the laws of jurisdictions other than the United States.

         SECTION 13. IRREVOCABLE AUTHORIZATION AND INSTRUCTIONS TO THE APPLICABLE OBLIGOR. The Issuer hereby authorizes and instructs the applicable obligor or issuer to comply with any instructions received by such obligor or issuer, as the case may be, from the Collateral Agent or the Trustee that (i) states than an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Issuer, and the Issuer agrees that the applicable issuers and obligors shall be fully protected in so complying.

         SECTION 14. ISSUER ESCROW ACCOUNT. All money received by the Issuer and required to be deposited in the Issuer Escrow Account shall be promptly and without commingling remitted to the Collateral Agent or the Trustee for deposit therein. Amounts held in the Issuer Escrow Account shall be applied or disposed of only in a manner not prohibited by the Indenture.

         SECTION 15. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent, the Trustee and the Holders of the Secured Notes and the Liens or security interests hereunder, and all obligations of the Issuer hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of the Indenture, the Guarantee, any of the Security Agreements, any Subsidiary Guarantee or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture or any of the Security Agreements;

            (c) any exchange, surrender, release or non-perfection of any Liens on any other collateral, or any release or amendment or waiver of or consent to departure from the Guarantee, or any other Subsidiary Guarantee, for all or any of the Obligations; or

            (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Issuer in respect of the Obligations or of this Agreement.


         SECTION 16. WAIVERS.

            (a) Except as may be required under the provisions of the Indenture and to the fullest extent permitted under applicable law, neither the Collateral Agent nor the Trustee shall be under any duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps reasonably necessary to preserve any rights against any Obligor or other Person. The Issuer waives to the fullest extent permitted under applicable law any right of marshalling in respect of any and all Collateral, and waives to the fullest extent permitted under applicable law any right to require the Trustee or the applicable Trustee to proceed against any Obligor or other Person, exhaust any Collateral or enforce any other remedy which the Collateral Agent or the Trustee now has or may hereafter have against any Obligor or other Person.

            (b) The Issuer waives to the fullest extent permitted under applicable law (i) any and all notices of acceptance, creation, modification, rearrangement, renewal or extension for any period of any instrument executed by any obligor in connection with the Obligations and (ii) any defense of any Obligor by reason of disability, lack of authorization, cessation of the liability of any Obligor or for any other reason. The Issuer authorizes the Collateral Agent to the fullest extent permitted under applicable law, without notice or demand and without any reservation of rights against the Issuer and without affecting the Issuer's liability hereunder or on the Obligations, from time to time to (w) take and hold other Property, other than the Collateral, as security for the Obligations, and exchange, enforce, waive and release any or all of the Collateral, (x) after the occurrence and during the continuance of an Event of Default and the acceleration of the Secured Notes, apply the Collateral in the manner permitted by this Agreement or the Indenture and (y) after the occurrence and during the continuance of an Event of Default renew, extend for any period, accelerate, amend or modify, supplement, enforce, compromise, settle, waive or release the obligations of any obligor on, or any instrument or agreement of such other Person with respect to any or all of, the Collateral.

         SECTION 17. MISCELLANEOUS PROVISIONS.

            (a) Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner, and delivered to the Issuer at its address as set forth in Section
12.2 of the Indenture to the Trustee at its address as set forth in Section 12.2 of the Indenture, and to the Collateral Agent at United States Trust Company of New York, New York, New York.

            (b) Sales of Collateral. No sales of Collateral may be made in contravention of the terms of the Indenture and the cash proceeds of the sale of any Collateral shall be promptly and without commingling remitted to the Collateral Agent or the Trustee for deposit in the Issuer Escrow Account.

            (c) No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another pledge, security or debt agreement of the Issuer, the Company or any Affiliate or Subsidiary of the Company. No such pledge, security or debt agreement may be used to interpret this Agreement.

            (d) Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

            (e) Headings. The headings in this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

            (f) Counterpart Originals. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

            (g) Benefits of Security Agreement. Nothing in this Agreement, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders of the Secured Notes and the Company, any benefit or any legal or equitable right, remedy or claim under this Agreement.

            (h) Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Issuer from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of the Indenture and neither the Collateral Agent nor the Trustee nor any Holder of any Secured Note shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of the Collateral Agent or the Trustee to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent, the Trustee or any Holder of a Secured Note of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent, the Trustee or any such Holder would otherwise have on any future occasion. The right and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            (i) Interpretation of Security Agreement. All terms not defined herein or in the Indenture shall have the meaning set forth in the Uniform Commercial Code of the State of New York, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Indenture, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

            (j) Continuing Security Interest; Transfer of Collateral. This Agreement shall create a continuing Lien and security interest in the Collateral and shall (i) unless otherwise provided in the Indenture or this Agreement remain in full force and effect until payment in full of (A) the Secured Notes under the terms of the Indenture, (B) all Obligations then due and owing under the Indenture, the Guarantee and the Security Agreements; provided, however, that after receipt from the Issuer by the Collateral Agent of a request for a release of any Collateral permitted under the Indenture upon the sale, transfer, assignment, exchange or other disposition of such Collateral not prohibited by the Indenture and upon receipt by the Collateral Agent of all proceeds of such sale, transfer, assignment, exchange or other disposition required to be remitted to the Collateral Agent or the Trustee or the Collateral constituting the proceeds of such sale, transfer, assignment, exchange or other disposition being made subject to a Lien and security interest in favor of the Collateral Agent for the benefit of the Trustee and the equal and ratable benefit of the Holders of the Secured Notes, which Lien has the same priority as had the Lien on the Collateral being sold, assigned or otherwise disposed of, such Collateral shall be released from the Lien and security interest created hereunder and no longer constitute Collateral. Upon the payment in full of (A) the Secured Notes under the terms of the Indenture and (B) all Obligations then due and owing under the Indenture, the Guarantee and the Security Agreements, the Issuer shall be entitled to the return, upon its request and at its expense, of such of the Collateral pledged by it as shall not have been sold or otherwise applied pursuant to the terms hereof. This Agreement shall be binding upon the Issuer, its successors and assigns, and inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Collateral Agent, the Trustee, and the Holders of the Secured Notes and their respective successors, transferees and assigns.

            (k) Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Collateral Agent, the Trustee or any Holder of a Secured Note in respect of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent, the Trustee or any Holder of a Security Note upon the insolvency, bankruptcy, dissolution, liquidation or reorganization or the Issuer or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Issuer or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Issuer or any substantial part of its assets, or otherwise, all as though such payments had not been made.

            (l) Survival of Provisions. All representations, warranties and covenants of the Issuer contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Issuer of the Obligations.

            (m) Authority of Collateral Agent and Trustee. Both the Collateral Agent and Trustee shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent and the Trustee by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent and the Trustee may perform any of their respective duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. None of the Collateral Agent, any director, officer, any attorney or agent of the Collateral Agent, the Trustee, any director, officer, employee, attorney or agent of the Trustee or the Holders of the Secured Notes shall be liable to the Issuer for any action taken or omitted to be taken by it or them hereunder, except for its or their own negligence or willful misconduct, nor shall the Collateral Agent or the Trustee be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents, and the Trustee and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Collateral Agent nor the Trustee shall be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

            The Issuer acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Collateral Agent and the Trustee or the exercise or non-exercise by the Collateral Agent and/or the Trustee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Collateral Agent, the Trustee and the Holders of the Secured Notes, be governed by the Indenture and by such other applicable agreements with respect thereto as may exist from time to time among them, but, as among the Collateral Agent, the Trustee and the Issuer, the Collateral Agent and the Trustee shall be conclusively presumed to be acting as agent for the Holders of the Secured Notes with full and valid authority so to act or refrain from acting, and the Issuer shall not be obligated or entitled to make any inquiry respecting such authority.

            In any case in which the Collateral Agent shall be required or permitted to make any determination as to the extent to which the security interest or Liens under this Agreement secures any obligations, the Collateral Agent is authorized, without any direction from, or requirement for consent of or authorization by, the Trustee, to institute proceedings in a court of competent jurisdiction for the obtaining of any authoritative determination of such matter. If the Collateral Agent institutes any such proceeding, it shall give prompt written notice thereof to the Trustee and shall afford each of them the opportunity to participate in such proceeding.

            (n) Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that they will not render this Agreement not entitled to be recorded, registered or filed under provisions of any applicable law.

            (o) Release; Termination of Security Agreement.

                  (i) Subject to the provisions of Section 17(k) hereof, this Agreement shall terminate upon payment in full of (A) the Secured Notes under the terms of the Indenture and (B) all Obligations then due and owing under the Indenture, the Guarantee, and the Security Agreements, except that the provisions of Section 17(p) hereof shall survive.

                  (ii) The Issuer agrees that it will not sell or dispose of any of the Collateral in violation of the Indenture; provided, however, that if the Issuer shall sell or otherwise dispose of any of the Collateral in accordance with the terms of the Indenture, the Collateral Agent shall, and the Trustee shall cause, at the request of the Issuer, release or cause to be released the Collateral subject to such sale or disposition free and clear of the Liens and security interest under this Agreement.

                  (iii) Upon any termination of this Agreement or release of any Collateral as permitted by the Indenture, the Collateral Agent and the Trustee will, at the expense of the Issuer, execute and deliver to the Company such documents and take such other actions as the Issuer shall reasonably request to evidence the termination of this Agreement or the release of such Collateral, as the case may be. Any such action taken by the Collateral Agent or the Trustee shall be without warranty by or recourse to the Collateral Agent or the Trustee, except as to the absence of any prior assignments by the Collateral Agent or the Trustee of its interests in the Collateral, and shall be at the expense of the Issuer. The Collateral Agent and the Trustee may conclusively rely on any certificate delivered to it by the Issuer stating that the execution of such documents and release of the Collateral is in accordance with and permitted by the terms of this Agreement and the Indenture.

            (p) Payment of Fees and Expenses and Indemnity. The Issuer will upon demand pay to the Collateral Agent and the Trustee, without duplication, the amount of any and all reasonable fees and expenses, including, without duplication, the reasonable fees and disbursements of its counsel and of any experts and agents, that the Collateral Agent and the Trustee may incur in connection with (i) administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and the Trustee hereunder or (iv) the failure by the Issuer to perform or observe any of the provisions hereof. The Issuer shall be liable for and shall reimburse and indemnify both the Trustee and the Collateral Agent and hold both the Trustee and the Collateral Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to this Agreement or being the Trustee or the Collateral Agent hereunder (including but not limited to Losses incurred by the Trustee and Collateral Agent in connection with its successful defense, in whole or in part, of any claim of negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require the Trustee or the Collateral Agent to be indemnified for Losses caused by their respective negligence or willful misconduct.

            (q) Final Expression. This Agreement, together with the Indenture, the Security Agreements and any other agreement executed in connection herewith or therewith, is intended by the parties as a final expression of this Agreement and is intended as a complete and exclusive statement of the terms and conditions hereof.

            (r) Issuer Remain Liable. Anything herein to the contrary notwithstanding, (a) the Issuer shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent or the Trustee of any of the rights hereunder shall not release the Company from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) the Collateral Agent and the Trustee shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or the Trustee be obligated to perform any of the obligations or duties of the Issuer thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            (s) Indenture. This Agreement is subject to the terms, conditions and provisions of the Indenture. Where there is a conflict between the provisions of this Agreement and the Indenture, the provisions of the Indenture shall prevail.

            (t) Rights of Holders. No Holder of a Secured Note shall have any independent rights hereunder other than those rights granted to individual Holders pursuant to Section 6.7 of the Indenture, provided that nothing in this subsection (t) shall limit any rights granted to the Trustee under the Secured Notes, the Indenture or the Security Agreements.

            (u) No Personal Liability of Directors, Officers, Employees and Stockholders. No past, present or future director, officer, employee, incorporator or stockholder of the Issuer or of any subsidiary of the Issuer, as such, shall have any liability for any obligations of the Issuer under this Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation.

            (v) GOVERNING LAW; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

                  (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE ISSUER, THE COLLATERAL AGENT, THE TRUSTEE AND THE HOLDERS OF THE SECURED NOTES IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  (ii) THE ISSUER AGREES THAT THE COLLATERAL AGENT SHALL, IN ITS CAPACITY AS COLLATERAL AGENT OR IN THE NAME AND ON BEHALF OF THE TRUSTEE AND ANY HOLDERS OF SECURED NOTES, AND THE TRUSTEE SHALL, IN ITS CAPACITY AS TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDERS OF SECURED NOTES, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE ISSUER OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE TRUSTEE TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT OR THE TRUSTEE. THE ISSUER AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE COLLATERAL AGENT OR THE TRUSTEE TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE COLLATERAL AGENT OR THE TRUSTEE. THE ISSUER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE TRUSTEE HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

                  (iii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ISSUER, THE COLLATERAL AGENT AND THE TRUSTEE EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  (iv) THE ISSUER AGREES THAT NONE OF THE COLLATERAL AGENT, THE TRUSTEE, AND ANY HOLDER OF A SECURED NOTE SHALL HAVE ANY LIABILITY TO THE ISSUER (WHETHER SOUNDING IN TORT, CONTRACT OR

OTHERWISE) FOR LOSSES SUFFERED BY THE ISSUER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE COLLATERAL AGENT, THE TRUSTEE OR SUCH NOTEHOLDER, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT, THE TRUSTEE OR SUCH HOLDER OF A SECURED NOTE, AS THE CASE MAY BE, CONSTITUTING NEGLIGENCE OR WILLFUL MISCONDUCT.

                  (v) THE ISSUER WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE TRUSTEE OR ANY HOLDER OF A SECURED NOTE OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. THE ISSUER WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT, THE TRUSTEE OR ANY HOLDER OF A SECURED NOTE IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT, THE TRUSTEE OR ANY HOLDER OF A SECURED NOTE OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT AMONG THE ISSUER ON THE ONE HAND AND THE COLLATERAL AGENT, THE TRUSTEE AND/OR THE HOLDERS OF THE SECURED NOTES ON THE OTHER HAND.

            (w) Appointment of Collateral Agent. The Trustee hereby appoints the Collateral Agent, and the Collateral Agent accepts appointment, as collateral agent under the terms of this Agreement. The Collateral Agent may resign at any time by giving written notice thereof to the Trustee and may be removed at any time with or without cause by the Trustee. Prior to the effectiveness of any such resignation or removal, the Trustee shall have the right to appoint a successor Collateral Agent which shall be a commercial bank or trust company organized or chartered under the laws of the United States of America or any state thereof having combined capital and surplus of at least $50,000,000. If no successor Collateral Agent shall have been so appointed by the Trustee and shall have accepted such appointment within 30 days after the retiring Collateral Agent's giving of notice of resignation or the Trustee's removal of the retiring Collateral Agent, then the retiring Collateral Agent shall, prior to the effectiveness of its resignation or removal, on behalf of the Trustee and the Holders of the Secured Notes, appoint a successor Collateral Agent, which shall be a commercial bank or trust company organized under the laws of the United States of America or any State thereof having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement. Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

            (x) Agent for Service: Submission to Jurisdiction: Waiver of Immunities. By the execution and delivery of this Agreement, each of the Issuer and the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System, 1633 Broadway, New York, New York 10019 (or any successor), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation System (or any successor) and written notice of said service to the Issuer shall be deemed in every respect effective service of process upon each of the Issuer and the Company in any such suit or proceeding. The Issuer and the Company each further agrees to take any and all action, including the execution and filing of any and all such documents and instrument, as may be necessary to continue such destination and appointment of CT Corporation System (or any successor) in full force and effect so long as the Loan shall be outstanding.

            To the extent that either the Company or the Issuer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law.




                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Issuer has caused this Agreement to be duly executed and delivered as of the day and year first above written.

                               RBF FINANCE CO.



                               By:   /S/ STEVEN A. WEBSTER
                                   ---------------------------
                               Name:
                               Title:







         By its acceptance hereof, as of the day and year first above written, the Collateral Agent and the Trustee agree to be bound by the provisions hereof.

                               UNITED STATES TRUST COMPANY OF NEW YORK, as Collateral Agent and Trustee



                               By:   /S/ PETER C. GERRER
                                   ---------------------------
                               Name:  Peter C. Gerrer
                               Title:  Vice President

                                                            SCHEDULE A to
                                                            Secured Note
                                                            Security and Pledge
                                                            Agreement (Section
                                                            3(a))


                     ISSUER LOANS AND ISSUER LOAN AGREEMENTS

                                                            SCHEDULE B to
                                                            Secured Note
                                                            Security and Pledge
                                                            Agreement (Section
                                                            5(b))


                               LIENS ON COLLATERAL

                                                            SCHEDULE C to
                                                            Secured Note
                                                            Security and Pledge
                                                            Agreement (Section
                                                            5(c))


                                     FILINGS

                                                            SCHEDULE D to
                                                            Secured Note
                                                            Security and Pledge
                                                            Agreement (Section
                                                            5(e))


                             CHIEF EXECUTIVE OFFICES

                                                            SCHEDULE F to
                                                            Secured Note
                                                            Security and Pledge
                                                            Agreement (Section
                                                            6(b))


                             LOCATION OF COLLATERAL

                                                            SCHEDULE G to
                                                            Secured Note
                                                            Security and Pledge
                                                            Agreement (Section
                                                            6(d))


                     FORM OF ADDITIONAL COLLATERAL AMENDMENT


         This Additional Collateral Amendment, dated _____________, is delivered pursuant to Section 6(d) of the Security Agreement referred to below. The undersigned hereby pledges to the Collateral Agent for the benefit of the Trustee and the equal and ratable benefit of the Holders of the Secured Notes, and grants to the Collateral Agent for the benefit to the Trustee and the equal and ratable benefit of the Holders of the Secured Notes, continuing Liens and security interest in all of its rights, title and interest in the Collateral listed below.

         The undersigned hereby agrees that this Additional Collateral Amendment may be attached to the Secured Note Security and Pledge Agreement, dated as of March __, 1999, between the undersigned and United States Trust Company of New York, as Collateral Agent and as Trustee (the "Security Agreement"); capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Security Agreement; and the Collateral listed on this Additional Collateral Amendment shall be deemed to be part of the Collateral, and shall become part of the Collateral and shall secure all Obligations.

                                        RBF Finance Co.



                                        By:
                                                ------------------------------
                                        Name:
                                                ------------------------------
                                        Title:
                                                ------------------------------

LOANS:


                    Description             Name of Restricted                           Original
   Item                 of                      Subsidiary                               Principal
  Number            Indebtedness                 (Obligor)               Date             Amount
-----------     ---------------------     ------------------------     ---------     -------------------


-----------     ---------------------     ------------------------     ---------     -------------------


-----------     ---------------------     ------------------------     ---------     -------------------


-----------     ---------------------     ------------------------     ---------     -------------------


-----------     ---------------------     ------------------------     ---------     -------------------


-----------     ---------------------     ------------------------     ---------     -------------------

OTHER COLLATERAL:



      Description of
  Qualified Investment
   or other Collateral            Evidenced By                    Obligor                       Date
------------------------     -------------------------     -------------------------     -------------------


------------------------     -------------------------     -------------------------     -------------------


------------------------     -------------------------     -------------------------     -------------------


------------------------     -------------------------     -------------------------     -------------------


------------------------     -------------------------     -------------------------     -------------------


------------------------     -------------------------     -------------------------     -------------------


                                                            SCHEDULE H to
                                                            Secured Note
                                                            Security and Pledge
                                                            Agreement (Section
                                                            6(f))


                             RESTRICTIVE AGREEMENTS





                                      None

                                                            SCHEDULE I to
                                                            Secured Note
                                                            Security and Pledge
                                                            Agreement (Section
                                                            6(k))


                               FORM OF ENDORSEMENT


         Reference is made to the foregoing Promissory Note (the "Note") made by R&B Falcon Corporation and payable to RBF Finance Co.


         This Note is payable to the order of ___________________________.




                              R& B Falcon Corporation


                              By:
                                --------------------------------------

                              Name:

                              Title: